                                                                    Exhibit 10.3

                                 AMENDMENT NO. 2

                                       TO

                             SHAREHOLDERS AGREEMENT

                    AMENDMENT NO. 2, dated as of January 31, 2005 (the "Amendment No. 2"), to the SHAREHOLDERS AGREEMENT, dated as of November 21, 2001, as amended from time to time, among the Shareholders named therein and that may become parties hereto from time to time hereafter (the "Shareholders Agreement"), and to which Allied World Assurance Holdings, Ltd, a limited liability company organized under the laws of Bermuda (together with any successor thereto, the "Company"), has been made a party.

                               W I T N E S S E T H

                    WHEREAS, the Company and each of the Founders, Securitas and the Non-Founder Shareholders holding at least the requisite number of outstanding Common Stock desire to amend the Shareholders Agreement, pursuant to
Section 7.7 thereof, as set forth in this Amendment No. 2; and

                    WHEREAS, all capitalized terms used but not defined in this Amendment No. 2 shall have the meanings set forth in Annex A to the Shareholders Agreement;

                    NOW, THEREFORE, the Shareholders and the Company agree as follows:

      1. The first sentence set forth in Section 2.1(b)(iii) is hereby deleted in its entirety and the following sentence shall be inserted in lieu thereof:

                "One Director nominated by Swiss Re, who shall be a C Director (such Director, from time to time, the "Swiss Re Director" and, together with the Industry Founder Directors, the "Designated Directors")."

      2. The Shareholders Agreement, except as amended by this Amendment No. 2, shall remain in full force and effect in accordance with its terms. All references to the "Agreement" contained in the Shareholders Agreement shall be references to the Shareholders Agreement, as amended.

      3. This Amendment No. 2 shall be governed by, and construed in accordance with, the laws of the State of New York.

            4. This Amendment No. 2 may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 2 to the Shareholders Agreement as of the day and year first above written.

                                    ALLIED WORLD ASSURANCE
                                    HOLDINGS, LTD

                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:

                                    AMERICAN INTERNATIONAL GROUP, INC.

                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:

                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:

                                    THE CHUBB CORPORATION

                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:

                                    CHUBB ATLANTIC INDEMNITY, LTD.

                                    By: ________________________________________
                                    Name:
                                    Title:

                            GS CAPITAL PARTNERS 2000, L.P.
                            By: GS Advisors 2000, L.L.C.
                                Its General Partner

                            By:
                                ------------------------------------------------
                            Name:
                            Title:

                            GS CAPITAL PARTNERS 2000 OFFSHORE, L.P.
                            By: GS Advisors 2000, L.L.C.
                                Its General Partner

                            By:
                                ------------------------------------------------
                            Name:
                            Title:

                            GS CAPITAL PARTNERS 2000 GmbH& CO. BETEILIGUNGS KG
                            By: Goldman Sachs Management GP GmbH
                                Its General Partner

                            By:
                                ------------------------------------------------
                            Name:
                            Title:

                            GS CAPITAL PARTNERS 2000 EMPLOYEE FUND, L.P.
                            By: GS Employee Funds 2000 GP, L.L.C.
                                Its General Partner

                            By:
                                ------------------------------------------------
                            Name:
                            Title:

                             STONE STREET FUND 2000, L.P.
                             By: Stone Street 2000, L.L.C.
                                 Its General Partner

                             By:
                                 -----------------------------------------------
                             Name:
                             Title:

                             BRIDGE STREET SPECIAL OPPORTUNITIES FUND 2000, L.P.
                             By: Bridge Street Special Opportunities
                                 2000, L.L.C.
                                 Its General Partner

                             By:
                                 -----------------------------------------------
                             Name:
                             Title:

                             SECURITAS ALLIED HOLDINGS, LTD

                             By:
                                 -----------------------------------------------
                             Name:
                             Title:

                             By:
                                 -----------------------------------------------
                             Name:
                             Title:

                             Goldman, Sachs & Co., on behalf of each of the Non-Founder Shareholders listed on the attached Annex A, pursuant to the respective power of attorney granted by each such Non-Founder Shareholder

                             By:
                                 -----------------------------------------------
                             Name:
                             Title: